National Security Life and Annuity Company

National Security Variable Account N

NScore Series of Variable Annuities

Supplement dated August 17, 2012

to the Prospectuses dated August 8, 2012

The following supplements and amends the prospectuses dated August 8, 2012:

Optional Death Benefit Riders

Premium Protection Plus Riders

Effective August 18, 2012, the Premium Protection Plus and Joint Premium Protection Plus death benefit riders are not available for purchase.